BancorpSouth, Inc. Investor Presentation March 2012 Exhibit 99.1

Forward Looking Information

Certain statements contained in this presentation and the accompanying slides may not be based on historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These forward-looking statements may be identified by reference to a future period or by the use of forward-looking terminology, such as “anticipate,” “believe,” “estimate,” “expect,” “foresee,” “may,” “might,” “will,”
“intend,” “could,” “would” or “plan,” or future or conditional verb tenses, and variations or negatives of such terms. These forward-looking statements include, without limitation, statements about the use of non-GAAP financial measures, maturities of our CDs, pro forma capital ratios, our strategic focus, results of operations and financial condition. We caution you not to place undue reliance on the forward-looking statements contained in this presentation, in that actual results could differ materially from those indicated in such forward-looking statements as a result of a variety of factors. These factors include, but are not limited to, conditions in the financial markets and economic conditions generally, the ongoing debt crisis and the downgrade of the sovereign credit ratings for various nations, the adequacy of the Company’s provision and allowance for credit losses to cover actual credit losses, the credit risk associated with real estate construction, acquisition and development loans, losses resulting from the significant amount of the Company’s other real estate owned, limitations on the Company’s ability to declare and pay dividends, the impact of legal or administrative proceedings, the availability of capital on favorable terms if and when needed, liquidity risk, governmental regulation, including the Dodd Frank Act,  and supervision of the Company’s operations, the impact of regulations on service charges on the Company’s core deposit accounts, the susceptibility of the Company’s business to local economic conditions, the soundness of other financial institutions, changes in interest rates, the impact of monetary policies and economic factors on the Company’s ability to attract deposits or make loans, volatility in capital and credit markets, reputational risk, the impact of hurricanes or other adverse weather events, any requirement that the Company write down goodwill or other intangible assets, diversification in the types of financial services the Company offers, competition with other financial services companies, risks in connection with completed or potential acquisitions, the Company’s growth strategy, interruptions or breaches in the Company’s information system security, the failure of certain third party vendors to perform, dilution caused by the Company’s issuance of any additional shares of its common stock to raise capital or acquire other banks, bank holding companies, financial holding companies and insurance agencies, the effectiveness of the Company’s internal controls, other factors generally understood to affect the financial results of financial services companies and other factors detailed from time to time in the Company’s press releases and filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they were made, and, except as required by law, we do not undertake any obligation to update or revise forward-looking statements to reflect events or circumstances after the date of this presentation. Certain tabular presentations may not reconcile because of rounding. Unless otherwise noted, any quotes in this presentation can be attributed to company management.

This presentation contains financial information determined by methods other than those prescribed by accounting principles generally accepted in the United States ("GAAP'). Management uses this "non-GAAP" financial measure in its analysis of the Company's capital.
Management believes that the ratio of tangible shareholders’ equity to tangible assets is important to investors who are interested in evaluating the adequacy of the Company's capital levels.
You should not view these disclosures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP measures used by other companies. The limitations associated with this measure are the risks that persons might disagree as to the appropriateness of items comprising this measure and that different companies might calculate this measures differently.
Information provided in the Appendix of this presentation reconciles this non-GAAP measure with comparable measures calculated in accordance with GAAP.
Non-GAAP Financial Disclaimer

Strong core capital base
Overview of BancorpSouth, Inc.
Data as of and for the year ended December 31, 2011
Insurance ranking from Business Insurance Magazine as of December 31, 2010
$13.0 billion in assets
287 locations with reach throughout a 9-state footprint
Customer-focused business model with comprehensive line of financial products and banking services for individuals and small to mid-size businesses
Nation’s 26
th
largest insurance agency / brokerage operation
Strong mortgage operations with production totaling $1.2 billion for 2011
Consistent core earnings with over 35% of total revenue derived from noninterest sources

St. Louis
MISSOURI
Springfield
Nashville
TENNESSEE
Jackson
Fayetteville
Jonesboro
Fort Smith
Little Rock
ARKANSAS
Memphis
Tupelo
Huntsville
MISSISSIPPI
Starkville
Birmingham
ALABAMA
Texarkana
Longview
Tyler
Shreveport
Jackson
LOUISIANA
Alexandria
Hattiesburg
Mobile
Destin
FLORIDA
TEXAS
Baton Rouge

ALABAMA - FLORIDA

ARKANSAS

MISSISSIPPI
- TUPELO
- CENTRAL
- MID
- SOUTH

MISSOURI

NE TENNESSEE

SW TN - NW MS

TEXAS - LOUISIANA

5 Regional Management Structure

Fourth Quarter Financial Highlights
Net income of $13.3 million, or $0.16 per diluted share
Improvement in credit quality indicators including the provision for credit losses, total NPLs and NPAs, nonaccrual loan formation and near-term past dues
Net interest margin remained stable at 3.69%
Mortgage production increased to $390 million, although a negative
MSR market valuation adjustment reduced mortgage revenue by
$1 million
Capital levels improved:
12/31/11 9/30/11 12/31/10
Tangible Common Equity / Tangible Assets 7.67% 7.58% 7.00%
Tier I Capital 11.77% 11.36% 10.61%
Total Capital 13.03%   12.62% 11.87%
At and for the three months ended December 31, 2011

Common Stock Offering
Pro forma capital ratios assume $109 million of net proceeds.
Closed $115 million common stock
offering on January 24, 2012
Improves capitalization at the
Holding Company and maintains
flexibility at the Bank
Increases Holding Company
liquidity
Enhances strategic flexibility
Positioned for recovery
Ability to invest
Opportunistic M&A
Holding Company Capital Ratios

7.67%
10.15%
11.77%
13.03%
8.46%
11.28%
12.90%
14.16%
6.00%
9.00%
12.00%
15.00%
TCE / TA Tier 1 Common
Ratio
Tier 1 Ratio Total Capital Ratio
12/31/11 12/31/11 Pro Forma

Stable Net Interest Margin
Fiscal Year
Quarter Ended
Shown on a fully taxable equivalent basis

3.68%
3.75% 3.77%
3.70%
3.69%
3.71%
3.66%
3.69%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
4.50%
2007 2008 2009 2010 3/31/11 6/30/11 9/30/11 12/31/11

Mortgage
lending
11%
Card and
merchant fees
16%
Service
charges
25%
Trust income
4%
Insurance
commissions
32%
Other
12%
Diversified Revenue Stream
Percentages and amounts based on data for the twelve months ended December 31, 2011
*Excludes net securities gains of $12.1 million and MSR impairment of $13.7 million
Noninterest Revenue Composition
Insurance and mortgage businesses
provide significant sources of noninterest
revenue
Historically, over 35% of total revenue
has been derived from noninterest
sources
Insurance commissions were up 6% for
2011 compared to 2010
Mortgage production volume totaled $1.2
billion for 2011
Total Noninterest Revenue of $272.4M*

Core Deposit Franchise
Reduced reliance on public funds
deposits and single service CDs
Noninterest bearing deposits have
grown approximately 10% since
December 31, 2010
Cost of total deposits for the quarter
ended December 31, 2011 was 0.67%
Over $1 billion in CDs are maturing over
the next two quarters at a weighted
average rate of approximately 1.26%
As of and for the periods ended December 31, 2011
$11.0B Total
Deposit Composition

Non-Interest
Bearing
21%
Interest Bearing
DDA
43%
Time
27%
Savings
9%

11 Lending and Credit

Credit Quality Improvement
Non-performing loans decreased 11.2% from the previous quarter
Non-performing assets decreased 5.6% from the previous quarter
Both NPLs and NPAs have declined for three consecutive quarters
Provision for credit losses declined $5.9 million, or 23.3%, compared to the previous quarter and $73.9 million, or 36.2%, for the year ended
12/31/11 compared to the prior year
51% of non-accrual loans paying as agreed
85% of non-accrual loans were impaired and carried at 68% of unpaid principal balance (“UPB”)

Sales of OREO properties during the quarter totaled $16.7 million, resulting in no material net gain/loss.  OREO is carried at 54% of aggregate loan balances at time of foreclosure
At and for the three months ended December 31, 2011
includes loans < 30days past due with payments occurring at least quarterly
“Paying as agreed”

Commercial &
Industrial
16%
Consumer Mortgages
22%
Home
Equity
6%
Agricultural
3%
C&I Owner-Occupied
15%
Construction,
Acquisition & Dev.
10%
Commercial Real
Estate
20%
Credit Cards
1%
Other
7%
Loans / NPLs By Category
Net loans and leases as of December 31, 2011
NPLs include nonaccrual loans, loans 90+ days past due and restructured loans
$8.9B Portfolio
Loans By Category NPLs By Category

Commercial & Industrial
4%
Consumer Mortgages
16%
Home Equity
1%
Agricultural
1%
C&I Owner-
Occupied
13%
Construction, Acquisition
& Development
42%
Commercial
Real Estate
19%
Credit Cards
1%
Other
2%

Loans / NPLs By Geography
Loans By Geography NPLs By Geography

AL & FL
Panhandle
16%
AR**
8%
MS**
17%
MO
15%
Greater
Memphis
13%
TN**
9%
TX & LA
18%
Other*
4%
AL & FL
Panhandle
8%
AR**
14%
MS**
29%
MO
6%
Greater
Memphis
6%
TN**
8%
TX & LA
19%
Other*
10%
Net loans and leases as of December 31, 2011
NPLs include nonaccrual loans, loans 90+ days past due and restructured loans
*”Other” includes all other geographic regions and lines of business not managed by a geographic region
**Excludes the Greater Memphis Area

Decreased Exposure in CAD Portfolio

Dollars in millions
Net loans and leases
$601
$570
$523
$456
$420
$393
$377
$342
3/31/10 6/30/10 9/30/10 12/31/10 3/31/11 6/30/11 9/30/11 12/31/11
$1,429
$1,419
$1,336
$1,117
$977
$908
$1,061
$1,175
Residential CAD All Other Construction, Acquisition and Development
$0
$300
$600
$900
$1,200
$1,500

NPL Improvement

Dollars in millions
NPLs include nonaccrual loans, loans 90+ days past due and restructured loans
$394
$425
$380
$363
$322
$200
$250
$300
$350
$400
$450
12/31/10 3/31/11 6/30/11 9/30/11 12/31/11
Total NPLs Have Declined Over $100 Million Since the Peak at 3/31/11

Newly Identified Non-Accrual Loans
Dollars in millions
Newly identified non-accrual loans for quarters ended as of dates shown
Q4 11 Non-Accrual Loan Formation Represents the Lowest Level in Ten Quarters
$83
$136
$166
$131
$111
$50
$61
$39
$143
$131
$74
$60
$52
$48
$54
$38
$0
$20
$40
$60
$80
$100
$120
$140
$160
$180
3/31/10 6/30/10 9/30/10 12/31/10 3/31/11 6/30/11 9/30/11 12/31/11
Newly Identified Non-Accrual Loans Loans 30-89 Days Past Due, Still Accruing

Non-Accrual Loans

Dollars in millions
includes  loans <  30 days past due with payments occurring at least quarterly
51% of non-accrual loans were paying as agreed as of December 31, 2011
$0
$100
$200
$300
$400
12/31/10 3/31/11 6/30/11 9/30/11 12/31/11
Non-Accrual Lns Paying as Agreed All Other Non-Accrual Lns
“Paying as Agreed”
36% 37% 47% 48% 51%

Data for quarters ended as of dates shown
Positive Trends in Net Charge-Offs
% Avg. Loans

$51
$52
$33
$23
$24
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
$0
$10
$20
$30
$40
$50
$60
12/31/10 3/31/11 6/30/11 9/30/11 12/31/11
Net Charge-Offs Net Charge-offs / Average loans
Dollars in millions

Strategic Focus
Preserve strong capital and position the Company for growth
Focus on continuing improvement in asset quality
Pursue quality loan growth
Grow core earnings through loan growth and noninterest revenue growth
Expense control and reduction

Appendix

Non-GAAP Financial Reconciliation
Tangible Common Equity / Tangible Assets (TCE/TA)
Pro Forma As of As of As of
12/31/2011* 12/31/2011 9/30/2011 12/31/2010
(In Thousands, Except Percentages)
Common Equity --> A $1,371,912 $1,262,912 $1,266,753 $1,222,244
Assets --> B 13,104,851 12,995,851 13,198,518 13,615,010
Intangibles --> C 287,910 287,910 288,723 289,720
Tangible Common Equity --> D=A-C 1,084,002 975,002 978,030 932,524
Tangible Assets --> E=B-C 12,816,941 12,707,941 12,909,795 13,325,290
*Assumes $109 million of net proceeds from common stock offering
8.46% 7.67% 7.58% 7.00% Tangible Common Equity / Tangible Assets (%) -- > F=D/E